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Template

Deal Name:	Centex 2004-A

Detailed collateral info						898,837,000
	# of Loans	Balance	Avg. Balance	% of group balance	WAC	WARM
Aggregated
RATE
<= 10.000	7,054	833,579,964.90	118,171.25	92.74	7.490	344
10.001-10.500	324	22,453,793.63	69,301.83	2.50	10.320	329
10.501-11.000	323	18,410,817.04	56,999.43	2.05	10.830	319
11.001-11.500	181	9,366,703.02	51,749.74	1.04	11.280	317
greater than 11.500	325	15,025,721.32	46,232.99	1.67	12.130	303

Loan Balance
0 - 24,999	157	2,858,774.94	18,208.76	0.32	10.85	218
25,000 - 49,999	1,455	58,677,168.19	40,327.95	6.53	9.58	291
50,000 - 74,999	1,781	111,020,353.37	62,335.96	12.35	8.36	319
75,000 - 99,999	1,399	121,767,923.44	87,039.26	13.55	8.00	339
100,000 - 199,999	2,482	343,430,384.76	138,368.41	38.21	7.66	349
200,000 - 299,999	675	162,391,663.04	240,580.24	18.07	7.13	355
300,000 - 399,999	193	65,402,896.72	338,875.11	7.28	6.98	357
400,000 - 499,999	39	17,631,582.42	452,091.86	1.96	6.70	357
500,000 - 599,999	17	9,231,954.00	543,056.12	1.03	6.58	358
600,000 - 699,999	3	1,921,019.15	640,339.72	0.21	5.79	358
700,000 - 799,999	5	3,690,714.47	738,142.89	0.41	6.28	358
800,000 - 899,999	1	812,565.41	812,565.41	0.09	6.99	358

FICO
N/A	6	347,548.29	57,924.72	0.04	9.75	313
Below 500	44	3,116,422.04	70,827.77	0.35	10.34	354
500 - 524	480	41,696,473.64	86,867.65	4.64	9.69	349
525 - 549	1,217	130,643,192.97	107,348.56	14.53	8.59	350
550 - 574	1,287	137,966,263.19	107,199.89	15.35	8.25	347
575 - 599	1,259	139,187,406.00	110,553.94	15.49	7.74	343
600 >=	3,914	445,879,693.78	113,919.19	49.61	7.14	337

LTV
<= 79	3,594	308,799,857.29	85,920.94	34.36	8.05	326
80	1,107	126,625,534.79	114,386.21	14.09	7.52	344
81 - 85	1,048	130,511,359.17	124,533.74	14.52	7.65	349
86 - 90	1,799	240,751,979.61	133,825.45	26.78	7.62	353
91 - 95	584	80,479,760.16	137,807.81	8.95	7.41	354
96 - 100	75	11,668,508.89	155,580.12	1.30	7.86	358

Primary Home	8,049	888,044,027.28	110,329.73	98.80	7.73	342
Second Home	48	2,911,493.97	60,656.12	0.32	9.35	323
Investment Property	110	7,881,478.66	71,649.81	0.88	9.16	340
				100.00

Balloon loan	50	2,705,848.24	54,116.96	0.30	9.48	177

Documentation Type
Full Documentation	7,287	781,528,713.60	107,249.72	86.95	7.73	341
Stated Income	670	83,732,626.68	124,974.07	9.32	7.84	344
Limited Documentation	250	33,575,659.63	134,302.64	3.74	7.73	346
				100.01
States:
TX	1,237	96,573,379.46	78,070.64	10.74	8.13	318
GA	389	42,084,239.91	108,185.71	4.68	8.13	346

Cash Out	5,911	604,936,512.76	102,340.81	67.30	7.83	339

2-4 Family	47	5,506,101.90	117,151.10	0.61	8.37	349
MH Loans	80	5,962,761.03	74,534.51	0.66	8.16	334
				1.27
Credit Grade
C1	685	58,880,687.66	85,957.21	6.55	9.56	349
C2	230	20,782,366.94	90,358.12	2.31	9.94	350
D	69	5,396,330.28	78,207.69	0.60	11.44	350
				9.46
Debt to Income Ratio
<= 39	4,379	433,722,005.26	99,045.90	48.25	7.77	337
40 - 44	1,797	213,748,626.45	118,947.48	23.78	7.68	345
45 - 49	1,579	191,244,151.03	121,117.26	21.28	7.80	347
50 - 54	416	56,227,872.18	135,163.15	6.26	7.61	353
55 >=	36	3,894,344.99	108,176.25	0.43	7.12	331
				100.00
2nd mortgage ratios
gt 20	268	14,063,286.19	52,474.95	1.56	10.23	257

	FICO	OLTV	CLTV	DTI	% of Full Doc	% of Primary Owner	% Single Family	% Cashout	2nd lien%
Aggregated
RATE
<= 10.000	605	79.36	80.21	38.51	86.78	99.03	86.18	66.55	1.49
10.001-10.500	559	67.04	75.79	38.10	87.16	96.91	88.41	73.74	13.64
10.501-11.000	556	61.78	74.88	37.17	89.71	95.62	89.57	77.38	20.13
11.001-11.500	557	54.48	71.19	36.09	87.88	96.24	86.52	80.48	26.25
greater than 11.500	561	45.39	74.48	38.05	91.78	94.40	90.32	79.07	42.95

Loan Balance
0 - 24,999	620	14.12	89.97	39.75	95.02	100.00	82.72	57	99.18
25,000 - 49,999	593	52.83	68.99	34.32	91.02	94.98	90.11	89	25.12
50,000 - 74,999	598	72.30	75.77	35.14	90.49	97.67	90.58	78	5.72
75,000 - 99,999	598	77.69	78.68	36.99	89.47	98.57	89.18	71	1.92
100,000 - 199,999	598	81.36	81.56	39.05	87.10	99.25	85.12	63	0.52
200,000 - 299,999	607	81.86	81.86	40.52	83.42	99.42	85.18	62	0.00
300,000 - 399,999	611	82.65	82.65	41.69	75.65	100.00	86.56	62	0.00
400,000 - 499,999	620	83.09	83.09	39.47	92.38	100.00	81.38	49	0.00
500,000 - 599,999	621	82.89	82.89	38.48	100.00	100.00	65.26	60	0.00
600,000 - 699,999	628	81.47	81.47	43.73	100.00	100.00	32.51	36	0.00
700,000 - 799,999	666	71.78	71.78	37.77	100.00	100.00	80.55	100	0.00
800,000 - 899,999	622	88.04	88.04	29.77	100.00	100.00	100.00	0	0.00

FICO
N/A	0	68.54	86.20	28.68	86.09	100.00	91.97	86	22.07
Below 500	481	66.94	67.49	34.20	90.30	100.00	87.12	81	0.93
500 - 524	513	72.53	73.54	39.23	93.52	99.68	91.41	69	1.88
525 - 549	537	79.65	80.48	38.86	89.65	98.93	89.29	69	1.56
550 - 574	562	79.23	80.72	38.54	87.64	98.86	88.00	70	2.63
575 - 599	587	79.08	80.94	38.59	88.10	99.51	85.92	64	2.84
600 >=	646	77.13	79.63	38.19	84.95	98.43	84.69	66	3.94

LTV
<= 79	601	61.66	67.29	36.83	79.17	97.78	86.56	81	9.09
80	613	79.95	79.95	38.81	82.34	98.80	85.18	62	0.00
81 - 85	598	83.10	83.10	38.33	82.82	98.94	86.31	69	0.00
86 - 90	599	89.00	89.00	39.16	97.00	99.57	87.41	59	0.00
91 - 95	590	91.81	91.81	41.34	99.12	100.00	85.25	48	0.00
96 - 100	634	99.78	99.78	43.25	97.60	100.00	81.88	53	0.00

Primary Home	601	77.96	79.92	38.44	87.02	100.00	86.51	67	3.14
Second Home	601	64.60	65.11	39.94	83.65	0.00	73.19	83	1.20
Investment Property	627	71.90	72.55	37.61	79.98	0.00	76.63	75	1.34

Balloon loan	637	42.99	87.51	40.75	92.81	100.00	74.48	40	59.18

Documentation Type
Full Documentation	600	78.64	80.81	38.74	100.00	98.88	86.39	66	3.46
Stated Income	612	71.31	71.43	38.16	0.00	98.53	85.27	76	0.25
Limited Documentation	608	76.16	77.29	32.17	0.00	97.56	88.90	73	2.45

States:
TX	610	73.61	74.70	37.29	81.40	98.24	76.24	75	2.02
GA	597	80.65	82.33	38.76	86.19	98.62	92.17	65	2.53

Cash Out	600	75.54	77.90	37.49	85.50	98.63	87.65	100	3.96

2-4 Family	624	71.68	71.96	39.02	85.97	82.37	0.00	91	0.63
MH Loans	609	73.52	73.52	36.22	97.97	95.87	0.00	62	0.00

Credit Grade
C1	540	71.36	72.37	38.10	90.43	99.94	93.78	72	2.09
C2	541	69.19	69.42	37.99	99.33	100.00	84.70	68	0.53
D	537	64.04	64.04	35.72	100.00	100.00	91.80	61	0.00

Debt to Income Ratio
<= 39	603	76.56	78.25	30.57	85.27	98.70	87.53	73	2.92
40 - 44	605	78.31	80.23	42.62	84.95	99.28	85.04	65	2.97
45 - 49	597	79.54	82.11	47.48	90.77	98.50	87.06	60	3.89
50 - 54	588	80.98	82.80	50.72	94.72	98.66	80.40	57	2.64
55 >=	606	71.59	73.35	62.77	84.02	100.00	85.13	59	2.85

2nd mortgage ratios
gt 20	607	24.61	75.61	38.39	94.86	99.26	83.81	93	100.00

Notes: OLTV means the original LTV of the loan; CLTV applies if there is a silent 2nd lien behind